SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM

8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2017

Hammer Fiber Optics Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-1539680	98-1032170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

311 Broadway, Point Pleasant Beach, NJ 08742 (844) 413-2600

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report (“Report”), should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this Report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed in this Report. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Report.

Item 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 11, 2017, the Board of Directors of Hammer Fiber Optics Holdings Corp. (the Company) took various actions with respect to the Company’s governance structure. The Company is announcing that Stephen R. Mooney has been nominated to serve on the Company’s Board of Directors, effective January 11, 2017. Mr. Mooney has a diverse background in financial and operations management in the telecommunications industry and has served as an officer, as well as an independent Director, of other publicly-traded companies. Mr. Mooney has been appointed a member of the Company’s Audit Committee.

The Board of Directors concluded to form a separate Audit Committee, a function previously performed by the Board of Directors. Mr. Dennis W. Doll, Director, has been appointed Chairman of the Company’s Audit Committee. The Committee is presently comprised of Mr. Doll and Mr. Mooney. Both Mr. Doll and Mr. Mooney are independent Directors.

Mr. James Pomposello has relinquished his position as Secretary. Mr. Mark Stogdill, CEO and Director, has assumed the positon of Acting Secretary until such time as a replacement is named.  There was no disagreement between the Company and Mr. Pomposello.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hammer Fiber Optics Holdings, Corp.

Dated: January 13, 2017

/s/ Mark Stogdill

By: Mark Stogdill

Its: Chief Executive Officer

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